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                                                                       EXHIBIT 1



                             JOINT FILING AGREEMENT


         According to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Suburban Lodges of America, Inc. and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. Each party to this Joint Filing Agreement expressly authorizes InTown Holding Company L.L.C. to file on such party's behalf, subject to such party's prior review and approval, any and all amendments to such Statement. Each such party undertakes to notify InTown Holding Company L.L.C. of any changes with respect to such party giving rise to an obligation to file an amendment to Schedule 13D, and it is understood that in connection with this Statement and all amendments thereto each such party shall be responsible only for information supplied by such party.


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         In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 8th day of February, 2002.




                             INTOWN HOLDING COMPANY LLC

                                               by     /s/ David M. Vickers
                                                 -------------------------------
                                                  David M. Vickers
                                                  Managing Member


                                /s/ David M. Vickers
                             ---------------------------------------------------
                             DAVID M. VICKERS



                                /s/ Cheryl Vickers
                             ---------------------------------------------------
                             CHERYL VICKERS



                             PROMETHEUS EXTENDED STAY L.L.C.

                                 By  LFSRI II Extended Stay L.L.C.,
                                        its managing member,

                                           by  LFSRI II SPV E.S. Corp.,
                                               its general partner,

                                               by  /s/ Mark S. Ticotin
                                                 -------------------------------
                                                  Name: Mark S. Ticotin
                                                  Title:  Vice President


                             LF STRATEGIC REALTY INVESTORS II L.P.

                                 By  Lazard Freres Real Estate Investors
                                        L.L.C., its general partner,

                                               by   /s/ Mark S. Ticotin
                                                 -------------------------------
                                                  Name:  Mark S. Ticotin
                                                  Title:  Managing Principal



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                             LFSRI II ALTERNATIVE PARTNERSHIP L.P.

                                 By  Lazard Freres Real Estate Investors
                                        L.L.C., its general partner,

                                               by   /s/ Mark S. Ticotin
                                                 -------------------------------
                                                  Name: Mark S. Ticotin
                                                  Title:  Managing Principal


                                LFSRI II-CADIM ALTERNATIVE PARTNERSHIP L.P.


                                 By  Lazard Freres Real Estate Investors
                                        L.L.C., its general partner,

                                               by   /s/ Mark S. Ticotin
                                                 -------------------------------
                                                  Name:  Mark S. Ticotin
                                                  Title:  Managing Principal


                             LAZARD FRERES REAL ESTATE INVESTORS L.L.C.




                                               by   /s/ Mark S. Ticotin
                                                 -------------------------------
                                                  Name:  Mark S. Ticotin
                                                  Title:  Managing Principal


                             LAZARD FRERES & CO. LLC

                                               by   /s/ Scott D. Hoffman
                                                 -------------------------------
                                                  Name:  Scott D. Hoffman
                                                  Title:  Managing Director